UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 2, 2004

                Date of report (Date of earliest event reported)

                              Cyanotech Corporation

             (Exact name of registrant as specified in its charter)


            NEVADA                       000-14602              91-1206026
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
          incorporation)                                  Identification Number)



       73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

                    (Address of principal executive offices)

                                (808) 326 - 1353

                         (Registrant's telephone number)

                                 Not Applicable

          (Former name or former address, if changed since last report)



Item 12  Results of Operations and Financial Condition
         ---------------------------------------------
         Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Cyanotech Corporation for the quarter ended December 31, 2003 and forward-looking statements as presented in a press release of February 2, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CYANOTECH CORPORATION (Registrant)
      February 2, 2004       By: /s/ Jeffrey H. Sakamoto
                                 Jeffrey H. Sakamoto
                                 Vice President - Finance & Administration
                                 (Principal Financial and Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                            Description
      99.1       Press release dated February 2, 2004